    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------


                                   FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------
                             SONIC AUTOMOTIVE, INC.
            (Exact name of registrant as specified in its charter)


                              DELAWARE                                                      56-2010790
    (State or Other Jurisdiction of Incorporation or Organization)             (I.R.S. Employer Identification No.)

                        5401 EAST INDEPENDENCE BOULEVARD
                                 P.O. BOX 18747
                        CHARLOTTE, NORTH CAROLINA 28218
                            TELEPHONE (704) 532-3320
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                                ---------------
                              MR. O. BRUTON SMITH
                            CHIEF EXECUTIVE OFFICER
                             SONIC AUTOMOTIVE, INC.
                        5401 EAST INDEPENDENCE BOULEVARD
                                 P.O. BOX 18747
                        CHARLOTTE, NORTH CAROLINA 28218
                            TELEPHONE (704) 532-3320
(Name, address, including zip code, and telephone number, including area code, of agent for service)


                                ---------------
                                   COPIES TO:

             PETER J. SHEA, ESQ.                        STUART H. GELFOND, ESQ.
     PARKER, POE, ADAMS & BERNSTEIN L.L.P.     FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                2500 CHARLOTTE PLAZA                      ONE NEW YORK PLAZA
         CHARLOTTE, NORTH CAROLINA 28244               NEW YORK, NEW YORK 10004
              TELEPHONE (704) 372-9000                 TELEPHONE (212) 859-8000

                                ---------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-71803
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

        TITLE OF                            MAXIMUM             MAXIMUM
    OF SECURITIES TO      AMOUNT TO BE   OFFERING PRICE        AGGREGATE              AMOUNT OF
      BE REGISTERED        REGISTERED      PER SHARE(2)    OFFERING PRICE (2)    REGISTRATION FEE (2)
Class A Common Stock
 $0.1 par value........  575,000 shares    $14.9375         $8,589,062.50              $2,400

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

------------
(1) Includes 75,000 shares of Class A Common Stock that may be sold pursuant to the U.S. Underwriters' over-allotment option.

(2) Based on the closing price for the Class A Common Stock as reported on the New York Stock Exchange on April 29, 1999 in accordance with Rule 457(c) under the Securities Act of 1933.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"), and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel and an accountant's consent. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-71803) of Sonic Automotive, Inc., including the exhibits thereto, are incorporated by reference into this registration statement.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, state of North Carolina, on April 29, 1999.


                                        SONIC AUTOMOTIVE, INC.



                                        By: /s/  THEODORE M. WRIGHT

                                          -------------------------------------


                                          THEODORE M. WRIGHT

                                          CHIEF FINANCIAL OFFICER,
                                          VICE PRESIDENT--FINANCE,
                                          TREASURER, SECRETARY AND DIRECTOR



Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:





                SIGNATURE                                   TITLE                        DATE
----------------------------------------  ---------------------------------------- ---------------
  *                                       Chairman, Chief Executive Officer and    April 29, 1999
  ----------------------------------      Director (principal executive officer)
       O. BRUTON SMITH

  *                                       President, Chief Operating Officer and   April 29, 1999
  ----------------------------------      Director
  BRYAN SCOTT SMITH

  *                                       President of Retail Operations and       April 29, 1999
  ----------------------------------
  DENNIS D. HIGGINBOTHAM                  Director

  /s/ THEODORE M. WRIGHT                  Chief Financial Officer (principal       April 29, 1999
  ----------------------------------      financial and accounting officer),
  THEODORE M. WRIGHT                      Vice President -- Finance, Treasurer,
                                          Secretary and Director


   *                                      Director                                 April 29, 1999
  ----------------------------------
  WILLIAM P. BENTON

   *                                      Director                                 April 29, 1999
  ----------------------------------
  WILLIAM R. BROOKS

   *                                      Director                                 April 29, 1999
  ----------------------------------
  WILLIAM I. BELK



*By: /s/  THEODORE M. WRIGHT

     ------------------------------

      THEODORE M. WRIGHT

  (ATTORNEY-IN-FACT FOR EACH
   OF THE PERSONS INDICATED)

                               INDEX TO EXHIBITS





 EXHIBIT NO.                                                     DESCRIPTION
-------------   ------------------------------------------------------------------------------------------------------------
 1.1            Form of Purchase Agreement by and among Sonic Automotive, Inc., Merrill Lynch, Pierce, Fenner &
                Smith Incorporated, BancBoston Robertson Stephens, Inc., Stephens Inc. and NationsBanc
                Montgomery Securities LLC.

 5.1            Opinion of Parker, Poe, Adams & Bernstein L.L.P. regarding the legality of the securities being registered.
23.1            Consent of Deloitte & Touche LLP.
23.2            Consent of Parker, Poe, Adams & Bernstein L.L.P. (included in Exhibit 5.1).
24.1            Powers of Attorney (Filed as part of the signature page to the Registration Statement on Form S-3 of Sonic
                Automotive, Inc. (File No. 333-71803) and incorporated herein by reference).
